UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  March 21 2003
       (Date of Earliest Event Reported:  March 21, 2003)

                   EL PASO NATURAL GAS COMPANY
     (Exact name of Registrant as specified in its charter)

     Delaware             1-2700             74-0608280
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600



Item 5. Other Events
        ------------
      On March 21, 2003, El Paso Corporation announced that an Agreement in Principle has been reached to resolve claims relating to the Western energy crisis. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information and Exhibits
        -----------------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated March 21, 2003.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO NATURAL GAS COMPANY

                              By:  /s/ Greg G. Gruber
                                  ------------------------
                                     Greg G. Gruber
                                 Senior Vice President,
                         Chief Financial Officer and Treasurer
                      (Principal Financial and Accounting Officer)

Dated:  March 21, 2003

                          EXHIBIT INDEX

     Exhibit
     Number       Description

      99.1        Press Release dated March 21, 2003.